NET LOSS PER SHARE (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Notes and other explanatory information [abstract]
Weighted number of shares	[1]	33,155,669	32,980,997	31,154,258
Loss attributable to equity holders of the Company		$ 4,197	$ 13,349	$ 6,462

[1]	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.